Exhibit 13.1

Certification of Chief Executive Officer
Pursuant to
18 U.S.C. Section 1350,
As Enacted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Cream Minerals Ltd. (the “Company”) is filing with the U.S. Securities and Exchange Commission on the date hereof, its annual report on Form 20-F for the fiscal year ended March 31, 2006 (the “Report”).

I, Frank A. Lang, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)

the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii)

the information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

/s/ Frank A. Lang

Frank A. Lang

President and Chief Executive Officer

September 29, 2006

Exhibit 13.2

Certification of Chief Financial Officer
Pursuant to
18 U.S.C. Section 1350,
As Enacted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Cream Minerals Ltd. (the “Company”) is filing with the U.S. Securities and Exchange Commission on the date hereof, its annual report on Form 20-F for the fiscal year ended March 31, 2006 (the “Report”).

I, Shannon M. Ross, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(iii)

the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(iv)

the information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

/s/ Shannon Ross

Shannon M. Ross

Chief Financial Officer

September 29, 2006